UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2015

MSG NETWORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34434	27-0624498
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11 Penn Plaza, New York, NY		10001
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 465-6400

The Madison Square Garden Company
Two Pennsylvania Plaza
New York, NY 10121
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01	Completion of Acquisition or Disposition of Assets
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EX-3.1
EX-99.1

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 30, 2015, MSG Networks Inc. (formerly The Madison Square Garden Company, and referred to herein as the “Registrant”) distributed all of the outstanding common stock of The Madison Square Garden Company (formerly MSG Spinco, Inc., and referred to herein as “MSG”) to its stockholders (the “Distribution”). MSG owns, directly or indirectly, the sports and entertainment businesses previously owned and operated by the Registrant, owns, leases or operates the arenas and other venues previously owned, leased or operated by the Registrant and owns the joint venture interests previously owned by the Registrant. In the Distribution, each holder of the Registrant’s Class A common stock, par value $0.01 per share, of record as of the close of business, New York City time, on September 21, 2015 (the “Record Date”), received one share of MSG Class A common stock, par value $0.01 per share, for every three shares of the Registrant’s Class A common stock held on the Record Date. Each record holder of the Registrant’s Class B common stock, par value $0.01 per share, received one share of MSG Class B common stock, par value $0.01 per share, for every three shares of the Registrant’s Class B common stock held on the Record Date.

Subsequent to the Distribution, the Registrant will no longer include the financial results of MSG’s sports and entertainment businesses, arenas and other venues and joint ventures for the purpose of its own financial reporting. After the date of the Distribution, the historical financial results of MSG will be reflected in the consolidated financial statements of the Registrant as discontinued operations for all periods presented through the Distribution date, beginning with the financial statements to be filed for the quarter ended September 30, 2015. Filed as Exhibit 99.1 to this Current Report on Form 8-K are the unaudited pro forma consolidated balance sheet of the Registrant as of June 30, 2015 and the unaudited pro forma condensed consolidated statements of operations of the Registrant for the years ended June 30, 2015, 2014 and 2013, in each case giving effect to the Distribution.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 30, 2015, the Registrant filed with the Secretary of State of the State of Delaware an amendment (“the Amendment”) to its amended and restated certificate of incorporation to change its name from The Madison Square Garden Company to MSG Networks Inc. effective as of 11:59 p.m. on September 30, 2015. The Registrant amended its by-laws to change its name from The Madison Square Garden Company to MSG Networks Inc. effective 11:59 p.m. on September 30, 2015 (the “Amended By-Laws”).
The above description is qualified in its entirety by reference to the Amendment and the Amended By-Laws, which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits

(b)    Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of the Registrant as of June 30, 2015 and the unaudited pro forma condensed consolidated statements of operations of the Registrant for the years ended June 30, 2015, 2014 and 2013 are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d)    Exhibits

3.1	Amendment to the Amended and Restated Certificate of Incorporation of MSG Networks Inc., dated September 30, 2015.
3.2	Amended By-Laws of MSG Networks Inc.
99.1
Unaudited pro forma consolidated balance sheet of MSG Networks Inc. as of June 30, 2015 and the unaudited pro forma condensed consolidated statements of operations of MSG Networks Inc. for the years ended June 30, 2015, 2014 and 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSG NETWORKS INC.

By:	/s/ Bret Richter
	Name:	Bret Richter
	Title:	Executive Vice President and Chief Financial Officer

Dated: October 6, 2015